ConnectOne Bancorp, Inc.

# CNOB

## Investor Presentation

September 2024

# About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $9.7 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch-lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

## Founded in 2005

Well-positioned and prepared to cross $10 billion threshold

## Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

## Performance & Profitability

Last Twelve Months ("LTM") 0.82% Core Return on Average Assets[1]

LTM 1.20% Pre-Provision Net Revenue[2] / Avg. Assets

LTM 8.21% ROATCE[2]

## Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

## Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

**$9.7B**
in assets
June 30, 2024

**$7.6B**
in deposits
June 30, 2024

**$8.2B**
in loans
June 30, 2024

*Source: Company Filings, S&P Global Market Intelligence*

1. *As reported by S&P Global Market Intelligence*
2. *Please refer to Non-GAAP reconciliation in Appendix*

# Organic Growth

Opportunities to expand as a result of post-pandemic trends

- Densely populated, lucrative markets
- Strong demand for personalized service among small to mid-sized business owners
- Our target market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses
- Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns
- Entered Florida in 2021 primarily to service clients based in NY metro region. Experienced local team onboarded opportunistically through M&A disruption.



VT
ME
NH
NY
MA
CT
RI
MI
PA
NJ
DE
OH
IL
IN
WV
MD
VA
DC
KY
NC
TN
SC
MS
AL
GA
FL

# Dynamic Expansion

Leveraging technology to drive new opportunities

- Roots in NY/NJ metro area allow the bank to expand with clients as they build out-of-state outposts
- Digital investments coupled with ability to attract top talent allows for dynamic expansion
- Banking Hub model allows ConnectOne to expand in a nimble way
- Relationship-focused model has proven to be a clear differentiator across markets


1002
ConnectOne Bank
ConnectOneBank
Now in West Palm Beach, FL
VISIT US »

## Expansion into South Florida

- Office in West Palm Beach, FL supports clients's growth
- Team of 8
- Organic growth accelerating
- Loan origination in excess of $300MM

# Merits of the CNOB-FLIC Merger

## Strategic

- Accelerates CNOB's Long Island Expansion
- Propels CNOB Over $10B with Minimal Financial Impacts
- FLIC's Core Deposit Base Benefits from CNOB's Technological Enhancements
- Compatible Cultures and Risk-adverse Philosophies

## Valuation

- Attractively Priced at 75% of TBV
- Accelerates CNOB into a Larger, Higher Valuation, Peer Group
- Increases Proforma Market Cap to $1.3B
- Leverages Benefits of Economic and Market Tailwinds

## Balance Sheet

- Lowers CRE Loan Composition
- Dramatically Improves Core Deposit Base
- Lowers Loan-to-Deposit Ratio
- Fortifies Allowance for Credit Losses

## Performance

- 36% EPS Accretion, with 2.9 Year Earnback
- Immediate and Future Margin Expansion
- Significantly Enhances Performance Metrics
- De Minimis Additional Goodwill

# Pro Forma CNOB-FLIC Franchise Merger Overview

## Pro Forma Geographic Footprint and Financial Highlights



Florida
ConnectOne Bancorp Inc. | 23
1NFirst | 40
New York
Long Island
New Jersey
(3)
CNOB Deposits Today
NYC & Other 7%
Long Island 2%(2)
New Jersey 91%
CNOB Pro Forma
NYC & Other 8%
Long Island(2) 30%
New Jersey 62%

## Nassau County Deposit Market Share

| Rank[1] | Institution | Deposits in Market ($mm) | Deposit Market Share (%) |
|---|---|---|---|
| 1. | Webster Financial Corp. (CT) | 16,185 | 14.3 |
| 2. | Flushing Financial Corp. (NY) | 3,480 | 3.1 |
| 3. | Apple Financial Holdings Inc. (NY) | 2,330 | 2.1 |
| 4. | The First of Long Island Corp. (NY) | 2,078 | 1.8 |
| 5. | Esquire Financial Holdings Inc (NY) | 1,263 | 1.1 |
| 6. | Dime Community Bancshares Inc. (NY) | 1,248 | 1.1 |
| 7. | Hanover Bancorp Inc. (NY) | 1,199 | 1.1 |
| 8. | Ridgewood SB (NY) | 1,096 | 1.0 |
| 9. | Valley National Bancorp (NJ) | 927 | 0.8 |
| 10. | First Central SB (NY) | 266 | 0.2 |

## Suffolk County Deposit Market Share

| Rank[1] | Institution | Deposits in Market ($mm) | Deposit Market Share (%) |
|---|---|---|---|
| 1. | Dime Community Bancshares Inc. (NY) | 7,384 | 11.5 |
| 2. | BankUnited Inc. (FL) | 2,071 | 3.2 |
| 3. | Webster Financial Corp. (CT) | 1,878 | 2.9 |
| 4. | Apple Financial Holdings Inc. (NY) | 1,600 | 2.5 |
| | Pro Forma | 1,273 | 2.0 |
| 5. | The First of Long Island Corp. (NY) | 1,115 | 1.7 |
| 6. | Flushing Financial Corp. (NY) | 685 | 1.1 |
| 7. | Valley National Bancorp (NJ) | 524 | 0.8 |
| 8. | Ridgewood SB (NY) | 184 | 0.3 |
| 9. | ConnectOne Bancorp Inc. (NJ) | 159 | 0.2 |
| 10. | First Central SB (NY) | 61 | 0.1 |

Source: S&P Capital IQ Pro; Census.gov; DoL.gov; Deposit market share data as of 6/30/2023, pro forma for pending and recently completed transactions
(1) Rank excludes money centers and super regional institutions with total assets >$100bn
(2) Reflects Nassau and Suffolk Counties
(3) Easthampton CNOB loan production office and approved unopened branch

# Estimated Financial Impact of CNOB-FLIC Merger

## Material EPS Accretion with Short Earnback Period

| *Including Rate Marks* | *Excluding Rate Marks*[1] |
| --- | --- |
| **36%** 2025E EPS Accretion[2] | **9%** 2025E EPS Accretion[2] |
| **12%** TBV Dilution | **0.5%** TBV Dilution |
| **2.9** Years TBV Earnback | **0.4** Years TBV Earnback |

## Pro Forma Capital Remains Strong *(Holding Company Consolidated)*

### With $100 Million Subordinated Debt Raise

| TCE Ratio | CET1 Ratio | Total Capital Ratio | CRE[3] / Total Capital |
| --- | --- | --- | --- |
| **7.9%** | **9.8%** | **13.3%** | **445%** |

### Excluding Subordinated Debt Raise

| TCE Ratio | CET1 Ratio | Total Capital Ratio | CRE[3] / Total Capital |
| --- | --- | --- | --- |
| **7.9%** | **9.8%** | **12.4%** | **476%** |

## Accelerates CNOB's Profitability Trajectory[2]

| 2025 4QE ROAA | 2025 4QE ROTCE | 2025 4QE Efficiency Ratio |
| --- | --- | --- |
| **~1.2%** | **~15%** | **~42%** |

(1) Excludes impact of loan, deposit and borrowings interest rate marks
(2) Presented assuming fully phased-in cost savings and assuming full impact for illustrative purposes
(3) Commercial real estate per definition in regulatory guidance; includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; excludes owner occupied CRE

# Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued



Market Expansion
GREATER HUDSON BANK
EXPECT GREATER THINGS
Leverage Infrastructure
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution was earned back in a very short timeframe
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

**BoeFly is a Boston/New York City based FinTech company. With dynamic proprietary technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk**

- BoeFly operates as an independent subsidiary
- ConnectOne is now one of many partners in the BoeFly network of lenders
- Builds fee revenue & allows ConnectOne to bolster our SBA division
- Established digital loan origination platform

# Operating Performance

**LTM and 2024 Q2 Financial Highlights**

**1.20%**
LTM PPNR[1] as a % of average assets

**9.5%**
Tangible Common Equity Ratio

**0.82%**
LTM Core Return on Assets

**8.2%**
LTM Return on Tangible Common Equity

**2.73%**
LTM Net Interest Margin

**1.49%**
LTM Operating NIE to Average Assets

**0.37%**
Non-performing Asset Ratio[2]

**4.6%**
YoY TBV/Share Growth

*Note: See Appendix*
*[1] PPNR represents pre-tax net income excluding the impact of merger and restructuring charges, FDIC special assessment(s) and provision for credit losses. See appendix for a reconciliation of GAAP and non-GAAP measures.*
*[2] Excludes loans secured by taxi medallions*

# Core Net Interest Margin

## Yields and Costs



5.08%
4.87%
1.62%
4.80%
4.47%
1.08%
4.59%
4.20%
0.58%
4.80%
4.55%
0.94%
5.57%
5.38%
2.74%
5.82%
5.63%
3.23%
5.91%
5.71%
3.30%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
Loans
Interest-earning Assets
Cost of Funds

## Net Interest Margin [2]



3.35 %
3.26 %
3.46 %
2.97 %
3.66 %
3.04 %
3.69 %
3.23 %
2.82 %
2.88 %
2.64 %
2.65 %
2.72 %
2.68 %
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
Peers
CNOB

*Source: Company Filings, S&P Global Market Intelligence*

1. *Represents average rates for the full year periods*
2. *Net Interest Margin and Interest-Earnings Assets are reflected on a fully taxable equivalent basis.*
3. *Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, OCFC, PFS, PGC, SASR, UVSP & WASH.*

# Robust Profitability and Capital Generation

## Return on Average Assets



1.69%
1.43%
1.22%
0.96%
1.18%
1.12%
1.15%
0.90%
0.82%
0.70%
0.78%
0.81%
0.59%
0.63%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
CNOB
Peers(1)

## Tangible Book Value per Share Growth



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$ Per Share
12.0%
7.0%
2.0%
-3.0%
-8.0%
-13.0%
AOCI % Total Equity
9% CAGR v. peer median of 1%
$16.06
$17.49
$20.12
$21.71
$23.14
$23.45
2019Y
2020Y
2021Y
2022Y
2023Y
2Q 24
CNOB TBV
Peer AOCI/Total Equity
CNOB AOCI/Total Equity

*Source: Company Filings, S&P Global Market Intelligence*
*Note: Please refer to Non-GAAP reconciliation in Appendix.*
*1 As reported by S&P Global Market Intelligence, peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

# Non-Interest Income

Diversification of Revenue



SBA Gain on Sale
• Commercial
• Residential
BoeFly
• Strong fee income momentum
• Growing opportunities to expand product set
• Interchange fees
• Overdraft fees
• Maintenance fees
Minimal dependency on income streams subject to regulatory pressures

# Diversified and Granular Loan Portfolio

($ in millions)

| Select Loan Portfolio Details as of June 30, 2024 | | | |
|---|---|---|---|
| **Segment** | **$MM** | **% of Total** | **Underwriting Standards** |
| **Construction** | $639 | 8% | ▪ Project feasibility<br>▪ Developers background and expertise<br>▪ Strict loan to cost advances<br>▪ Rental fallback<br>▪ Plan and cost review<br>▪ Interest reserve<br>▪ Personal guarantees with reliance on liquidity<br>▪ Bank engineer oversight and inspection<br>▪ Leveraging technology using built software in the construction monitoring process |
| **Multifamily** | $2,499 | 31% | ▪ Principals well known in multifamily space<br>▪ Successful history of strong investments and management track record<br>▪ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy<br>▪ Breakeven analysis on interest rate, vacancy and cap rate<br>▪ Current policy has floor of 5% cap rate<br>▪ Leverage proprietary underwriting; do not rely solely on borrower expense estimates<br>▪ Limiting cash out refinancing to a 65% LTV |
| **Non-owner Occupied CRE** | $2,384 | 29% | ▪ Principals well known in investment real estate industry with history of low vacancy projects<br>▪ Property well positioned for the rental market<br>▪ Breakeven analysis on interest rate, vacancy and cap rate<br>▪ Personal guarantees with reliance on liquidity |
| **Business Loans** | $2,374 | 29% | ▪ Strong financial controls and well-known accounting firm with satisfactory peer review<br>▪ Low leverage balance sheet with good liquidity ratios<br>▪ Proven profitability / strong profit margin in stable industry<br>▪ Personal guarantees with reliance on liquidity<br>▪ Covenant compliance tracking |
| **Other (e.g. 1-4 Family and Consumer):** | $258 | 3% | |
| **Total Loans:** | $8,154 | 100% | |

*Source: Company Filings, Regulatory Filings, and Company Designations*

*Note: Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP.*

# Loan Portfolio Detail

($ in millions)


Residential/ Consumer, 3%
Business Loans, 29%
Other CRE, 37%
Multifamily, 31%

| Type | Balance | Percentage |
|---|---|---|
| CRE - Other / Misc | $ 697 | 9% |
| CRE - Retail | 632 | 8% |
| CRE - Office | 419 | 5% |
| CRE - Warehouse / Industrial | 228 | 3% |
| CRE - Land Loan for Future Development | 203 | 2% |
| CRE - Mixed Use | 193 | 2% |
| CRE - Land Loan (Land Only) | 12 | <1% |
| **Total CRE - Non-Owner Occupied** | **2,384** | **29%** |
| Construction - Multifamily | 317 | 4% |
| Construction -Other | 198 | 2% |
| Construction - 1 to 4 Family | 124 | 2% |
| **Total Construction** | **639** | **8%** |
| **Total CRE - Other** | **$ 3,023** | **37%** |
| Multi Family - 25 to 64 units | $ 816 | 10% |
| Multi Family - 10 to 24 unit | 649 | 8% |
| Multi Family - 100 units or more | 407 | 5% |
| Multi Family - 64 units to 99 units | 341 | 4% |
| Multi Family - 5 to 9 units | 286 | 4% |
| **Total Multifamily** | **$ 2,499** | **31%** |

| Type | Balance | Percentage |
|---|---|---|
| OOC - Warehouse / Industrial | $ 255 | 3% |
| OOC - Other | 233 | 3% |
| OOC - Retail | 208 | 3% |
| OOC - Office / Warehouse or Mixed Use | 112 | 1% |
| OOC - Office | 94 | 1% |
| **Total CRE- Owner Occupied** | **902** | **11%** |
| C&I - Other | 394 | 5% |
| C&I - Schools | 327 | 4% |
| C&I - Service | 326 | 4% |
| C&I - Distribution | 113 | 1% |
| C&I - CRE | 107 | 1% |
| C&I - Contactors | 76 | 1% |
| C&I - Transportation | 69 | <1% |
| C&I - Other Categories | 60 | <1% |
| **Total C&I** | **1,472** | **18%** |
| **Total Business Loans** | **$ 2,374** | **29%** |
| Residential - 1st Lien | $ 213 | 3% |
| Home Equity and Other | 45 | <1% |
| **Total Residential** | **$ 258** | **3%** |

*Note: Numbers may not sum to 100% due to rounding*
*Source: Company Filings, Regulatory Filings, and Company Designations and loans excludes PPP.*

# High Quality Asset Composition and Reserves

## Loan Loss Reserves / Loans Receivable



0.75%
1.27%
1.15%
1.12%
0.98%
1.00%
1.01%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24

## Nonperforming Assets / Total Assets



0.80%
0.82%
0.76%
0.46%
0.53%
0.48%
0.47%
0.42%
0.51%
0.48%
0.23%
0.43%
0.38%
0.37%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
NPAs Excl. Taxi / Total Assets
NPAs / Total Assets

## ACL By Segment Type as of June 30, 2024

| Segment Type | Balance ($000) |
|---|---|
| Commercial | $20,020 |
| Commercial Real Estate | 53,098 |
| Commercial Construction | 4,472 |
| Residential Real Estate | 4,484 |
| Consumer | 3 |
| **Allowance for Credit Losses - Loans** | **$82,077** |
| | |
| Allowance for Credit Losses - Unfunded Commitments | 2,500 |
| **Total Allowance for Credit Losses** | **$84,577** |

## Net Charge-Offs / Avg. Loans



0.09%
0.00%
0.03%
0.07%
0.21%
0.16%
0.07%
0.00%
0.03%
0.06%
0.12%
0.16%
2019Y
2020Y
2021Y
2022Y
2023Y
YTD 2024
NCOs Excl. Taxi / Avg. Loans Excl. Taxi
Total NCOs / Avg. Loans

** Reflects "Allowance for Credit Losses" in accordance with the Company's adoption of CECL in 2021, prior periods reflect "Allowance for Loan Losses."*
*Source: Company Filings, S&P Global Market Intelligence*

# Strong Underwriting Culture

### Comprehensive Underwriting

- Disciplined LTV and DSC standards
- Loan origination process supported by specialized teams of credit analysts
- High-quality direct commercial lending platform with little or no reliance on participants or wholesale purchases
- Prudent growth

### Underwriting Process

- Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)
- Lending authority is limited to aggregation of debt to single borrower / group of related borrowers
- Tech investments reinforce thorough, efficient process

Credit Officer Approval → CEO, CLO and CCO Review → Board Loan Committee Approval

## Multi-Faceted Stress Testing

- Every loan tested during underwriting process
- Quarterly modeling performed in conjunction with ALCO processes
- Semi-annual third-party review conducted on approximately two-thirds of the portfolio

### Continued Focus on Loan Monitoring

- Team of portfolio managers and loan workout specialists

### Proactive Workout Process

- Reflective of philosophy to aggressively address impaired assets in a timely fashion

# Deposit Franchise

($ in millions)

## Deposit Composition as of June 30, 2024



Demand Noninterest-bearing 17%
Time 34%
Nonmaturity interest-bearing 49%

## Uninsured Deposits as of June 30, 2024

| | | |
|---|---|---|
| Total Bank Unconsolidated Deposits (RC-O Memo item 1.) | $ | 11,495 |
| Estimated Uninsured Deposits (RC-O Memo item 2.) | $ | 6,345 |
| Less: Collateralized Deposits | | 773 |
| Less: Affiliate and Subsidiary Deposits | | 3,932 |
| Adjusted Uninsured Deposits | $ | 1,640 |
| Available Liquidity | $ | 3,874 |
| Available Liquidity to Adjusted Uninsured Deposits | | 236% |

## Average Total Deposits June 30, 2024



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CAGR 12%
Year Ended 2019
Year Ended 2020
Year Ended 2021
Year Ended 2022
Year Ended 2023
Quarter Ended June 2024

## Available Liquidity as of June 30, 2024



$3,874
$300
$1,362
$1,480
$438
$294
Unsecured Borrowing Lines
FRB Capacity
FHLB Capacity
Unpledged Securities
Cash and Cash Equivalents

Note: *Numbers may not sum to 100% due to rounding*

# Enhancing Our Deposit Franchise

## Tech Investments

Partnerships with Mantl and Nymbus provide opportunities to leverage modern tech to efficiently grow deposits and continue to expand our reach

Mantl will replace our current in branch and online deposit origination software enhancing client experiences and supporting our dynamic growth model

Nymbus allows us to launch a new B2B vertical on their cloud-based technology, creating a new avenue to target deposit-heavy businesses

## Expanded Business Lines

Continued momentum from our C&I team is accelerating valuable deposit opportunities

The addition of new teams targeting deposit-focused businesses, such as Healthcare

ConnectOne is a destination for top talent, allowing us to attract strong deposit generators across business lines

## Market Diversification

Florida market is rich with deposit opportunities

Continued demand for a relationship banking model in the NY metro market with opportunities for deposit growth in new markets

Since the pandemic, we've seen clients grow into new and adjacent markets, allowing ConnectOne to tap those deposit markets

# Active M&A Environment

## Opportunities in Market Disruption

- **Talent**
  - We've experienced increased success in attracting revenue generating talent
  - Due to disruption, individuals are seeking out ConnectOne
- **New Business Lines**
  - The opportunity to pick up clients who have been displaced by transactions creates an opportunity for ConnectOne to accelerate our organic growth
- **Market Expansion**
  - New team members coupled with new business allows us to expand our reach into new markets

ConnectOneBank™
a better place to be

# Acceleration of Growth: Tech-Forward Leadership

**Building a Leading Commercial Bank, Powered by Best-in-Class Technology**

**Building the Future of Banking**

- Investments in technology support the growth of ConnectOne's high performance, low efficiency model
- Continued investments to enhance the bank's online and mobile channels
- Investments in solutions that reimagine bank processes and workflows while enhancing security and compliance measures
- Partnerships with providers outside of the banking industry to build powerful embedded banking solutions

**Building a Modern Banking Ecosystem**

built

MANTL

Google Workspace

ncino

aws

NYMBUS

ORACLE

slack

ZSUITE TECH

SPARK

# Acceleration of Growth: Tech-Forward Leadership

Capitalizing on Niche Specific Opportunities

| BoeFly |
|---|

With proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States

- BoeFly operates as a separate, independent division
- Established digital loan origination platform with opportunities to expand product offering
- Builds fee revenue and allows ConnectOne to bolster our SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

| Today's BoeFly Ecosystem |
|---|


ConnectOneBank
a better place to be
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

# Best-In-Class Efficiency

## One of the Best Efficiency Ratios in the Industry

**Historical Operating Performance**


54.8 %
56.1 %
56.1 %
52.4 %
62.0 %
66.5 %
65.6 %
41.9 %
40.9 %
38.2 %
39.0 %
51.5 %
56.6 %
55.7 %
2.07 %
1.94 %
1.94 %
1.90 %
1.91 %
1.95 %
2.02 %
1.36 %
1.39 %
1.38 %
1.42 %
1.45 %
1.50 %
1.54 %
2019Y
2020Y
2021Y
2022Y
2023Y
1Q24
2Q24
CNOB Efficiency Ratio
Peers Efficiency Ratio
CNOB Operating NIE / Avg. Assets
Peers Operating NIE / Avg. Assets

**Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint**

**$19MM**
Assets Per Employee



**Efficiency ratio includes investments in infrastructure to propel the franchise past $10B**

*Source: Company Filings, S&P Global Market Intelligence*
*Note: Please refer to Non-GAAP reconciliation in Appendix.*
1 *CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets.*
2 *Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

# A People First Culture with Recognized Success


ConnectOneBank
#24
2022 Top Bank
with assets $5B to $50B
BankDirector


NJBIZ
Best Places to Work
NJ
2022


We are proud to be
WELL Health-Safety Rated!
INTERNATIONAL WELL BUILDING INSTITUTE
WELL
HEALTH-SAFETY RATED
2022
ConnectOneBank

# Strategy & Vision

CNOB: A Compelling Investment Opportunity

- Consistent Financial Performance- Among Best-in-Class
- Solid Credit Culture with Disciplined Lending Philosophy
- Track Record of Superior Organic Growth
- Financially Prudent Acquiror and Experienced & Efficient Merger Integrator
- Benefitting from Current Industry Consolidation and Disruption
- Committed to Future State of Banking, Technology and Operational Efficiency
- Solid Capital Base and Earnings can Support Organic Growth, Dividend Increases and Share Repurchases
- Compelling Investment Opportunity and Poised to see Accelerated Financial Performance in a Return to Normalcy

ConnectOne Bancorp, Inc.

# Appendix

# Loan Growth Metrics (ex. PPP)



Loan Portfolio & Origination Metrics ($ in millions)
$2,800
$2,300
$1,800
$1,300
$800
$300
$(200)
8.75%
7.75%
6.75%
5.75%
4.75%
3.75%
2.75%
1.75%
0.75%
-0.25%
3Q 2022: 5.54% / 4.77%; $1,038 / $407 / $631
4Q 2022: 6.94% / 5.20%; $511 / $311 / $200
1Q 2023: 7.93% / 5.35%; $319 / $287 / $32
2Q 2023: 8.17% / 5.49%; $279 / $264 / $15
3Q 2023: 8.42% / 5.63%; $311 / $279 / $32
4Q 2023: 7.92% / 5.81%; $416 / $253 / $163
1Q 2024: 8.42% / 6.34%; $259 / $307 / $(48)
2Q 2024: 8.38% / 7.74%; $276 / $422 / $(146)
Gross Loan Fundings
Loans Paidoff
Net Growth
Average Funding Coupon
Average Portfolio Yield



CRE Geography as of June 30, 2024
Manhattan Multifamily 4%
Manhattan Other 3%
Other NYC Boroughs 14%
NY (Ex NYC) 10%
FL 5%
Other 9%
NJ 55%



CRE Originations LTM by Geography
Manhattan Multifamily 0%
Manhattan Other 1%
Other NYC Boroughs 21%
NY (Ex NYC) 10%
FL 10%
Other 28%
NJ 30%

Note: Quarterly average portfolio yield reflects annualized rates for loans receivable and loans held-for-sale while including loan fee income, accretion of purchase accounting adjustments, PPP fee income and tax-free interest income presented on a tax equivalent basis using a 21% federal tax rate.

# Multifamily Portfolio Additional Detail

| Multifamily as of June 30, 2024 | New York City ("NYC") Multifamily June 30, 2024 |
| --- | --- |



All Other Loans
69%
Multifamily
31%
Multifamily
Outside
NYC 75%
NYC Free Market 6%
Non-Majority NYC Rent
Regulated 6%
Majority NYC Rent Regulated
13%

- NYC "Majority Rent Regulated" portfolio approx. $323 million
- "Value-add Strategy" of approx. $53 million, or 0.6% of total loan portfolio
- Organically originated with consistent and disciplined underwriting
  - Portfolio is primarily purchase deals to long-time seasoned operators
  - Minimum cap rates of 5.0% (Some market participants utilized cap rates as low as 3%-4%)
  - Debt service coverage based on actual (not projected) cash flows and stressed for interest rate shocks
  - Personal guarantees and interest reserves used to enhance credit, when needed
- Rollover data for NYC rent regulated: $86 million in 2H 2024, $37 million in 2025

# CRE Office Portfolio as of June 30, 2024

**Geographic Composition**



FL 6%
Other 1%
Other NYC Boroughs 13%
Manhattan 7%
NY (Ex NYC) 13%
NJ 60%

**NYC Office Majority Tenant Composition**



Manufacturing 6%
Restaurant 4%
All Other 24%
Professional Services 12%
Private Schools 12%
Commercial - Office Space 19%
Medical Office 23%

- Total office portfolio of approximately $513 million, or less than 7.0% of total loan portfolio
- Majority of the portfolio is located in northern NJ
- NYC (5 boroughs) is ~20% of the office portfolio, with Manhattan representing only one-third of that total, or less than 0.5% of total loan portfolio
- NYC portfolio occupancy is greater than 85%, and more than 95% in Manhattan
- Vastly comprised of low LTV, high-tenancy specialty service and multi use buildings
- Portfolio is all pass-rated

# Reconciliation of GAAP and Non-GAAP Measures

| ($'s in thousands) | As of or For the Quarters Ended, Jun. 30, 2024 | Mar. 31, 2024 | Dec. 31, 2023 | Sep. 30, 2023 | LTM |
|---|---|---|---|---|---|
| **Return on Equity Measures** | | | | | |
| Net Income Available to Common Stockholders | $ 17,547 | $ 15,696 | $ 17,764 | $ 19,898 | $ 70,905 |
| Amortization of Core Deposit Intangibles - After Tax | 224 | 224 | 243 | 243 | 934 |
| **Net Income Adjusted for Intangible Expenses** | **$ 17,771** | **$ 15,920** | **$ 18,007** | **$ 20,141** | **$ 71,839** |
| Average stockholders' equity | $ 1,220,621 | $ 1,220,818 | $ 1,198,389 | $ 1,202,647 | $ 1,201,265 |
| Less: Average Preferred Stock | (110,927) | (110,927) | (110,927) | (110,927) | (110,927) |
| Average Common Equity | $ 1,109,694 | $ 1,109,891 | $ 1,087,462 | $ 1,091,720 | $ 1,090,338 |
| *Less:* Average Intangible Assets | (213,813) | (214,133) | (214,472) | (214,822) | (214,911) |
| **Average Tangible Common Equity** | **$ 895,881** | **$ 895,758** | **$ 872,990** | **$ 876,898** | **$ 875,427** |
| **Return on Average Common Equity (GAAP)** | **6.36%** | **5.69%** | **6.48%** | **7.23%** | **6.50%** |
| **Return on Average Tangible Common Equity[1] (non-GAAP)** | **7.98%** | **7.15%** | **8.18%** | **9.11%** | **8.21%** |
| **Net Interest Margin** | | | | | |
| Net Interest Income (Tax Equivalent Basis) | $ 62,255 | $ 61,111 | $ 62,627 | $ 63,208 | $ 249,201 |
| Average Interest-Earning Assets | 9,210,050 | 9,323,291 | 9,172,165 | 9,089,431 | 9,123,618 |
| **Net Interest Margin (GAAP)** | **2.72%** | **2.64%** | **2.71%** | **2.76%** | **2.73%** |
| **Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:** | | | | | |
| **Net Income** | $ 19,056 | $ 17,205 | $ 19,273 | $ 21,407 | $ 76,941 |
| Income Tax Expense | 6,688 | 5,878 | 6,213 | 7,228 | 26,007 |
| FDIC Special Assessment | - | - | 2,100 | - | 2,100 |
| Provision for Credit Losses | 2,500 | 4,000 | 2,700 | 1,500 | 10,700 |
| **Pre-Provision Net Revenue** | **$ 28,244** | **$ 27,083** | **$ 30,286** | **$ 30,135** | **$ 115,748** |
| Average Assets | $ 9,745,853 | $ 9,860,753 | $ 9,690,746 | $ 9,625,625 | $ 9,660,135 |
| **Return on Average Assets** | **0.79%** | **0.70%** | **0.79%** | **0.88%** | **0.80%** |
| **PPNR / Average Assets** | **1.17%** | **1.10%** | **1.24%** | **1.24%** | **1.20%** |

*Source: Company Filings*

1 *Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.*

2 *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*

# Reconciliation of GAAP and Non-GAAP Measures, Continued

| ($'s in thousands) | As of or For the Quarters Ended, | | | | | As of or For the Years Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Jun. 30, 2024 | Mar. 31, 2024 | Dec. 31, 2023 | Sep. 30, 2023 | LTM | 2019 | 2020 | 2021 | 2022 | 2023 |
| **Efficiency Measures** | | | | | | | | | | |
| Total Noninterest Expenses | $ 37,594 | $ 37,065 | $ 37,845 | $ 35,784 | $ 148,288 | $ 92,228 | $ 121,001 | $ 109,011 | $ 126,388 | $ 143,949 |
| Amortization of Core Deposit Intangibles | (321) | (321) | (348) | (347) | (1,337) | (1,408) | (2,559) | (1,981) | (1,685) | (1,438) |
| FDIC Special Assessment | - | - | (2,100) | - | (2,100) | (8,955) | (14,640) | - | - | (2,100) |
| Merger Expenses | - | - | - | - | - | (8,955) | (14,640) | - | - | - |
| FDIC Small Bank Assessment of Credit | - | - | - | - | - | 1,310 | - | - | - | - |
| Loss on Extinguishment of Debt | - | - | - | - | - | (1,047) | - | - | - | - |
| Foreclosed Property Expense | - | - | - | - | - | (81) | 3 | - | - | - |
| **Operating Noninterest Expense** | **$ 37,273** | **$ 36,744** | **$ 35,397** | **$ 35,437** | **$ 144,851** | **$ 82,047** | **$ 103,805** | **$ 107,030** | **$ 124,703** | **$ 140,411** |
| Net Interest Income (Tax Equivalent Basis) | $ 62,255 | $ 61,111 | $ 62,627 | $ 63,208 | $ 249,201 | $ 187,964 | $ 239,879 | $ 264,657 | $ 304,611 | $ 258,288 |
| Noninterest Income | 4,399 | 3,848 | 4,209 | 3,562 | 16,018 | 8,035 | 14,400 | 15,691 | 13,243 | 14,001 |
| Net Gain on Sale of Branches | - | - | - | - | - | - | - | (674) | - | - |
| Net Losses / (Gains) on Equity Securities | 209 | (86) | (557) | 273 | (161) | (294) | (202) | 373 | 1,521 | 117 |
| Net Losses / (Gains) Losses on Sales/Redemptions of Securities | - | - | - | - | - | 280 | (29) | (195) | - | - |
| **Operating Revenue** | **$ 66,863** | **$ 64,873** | **$ 66,279** | **$ 67,043** | **$ 265,058** | **$ 195,985** | **$ 254,048** | **$ 279,852** | **$ 319,375** | **$ 272,406** |
| Average Assets | $ 9,745,853 | $ 9,860,753 | $ 9,690,746 | $ 9,625,625 | $ 9,695,395 | $ 6,014,535 | $ 7,453,474 | $ 7,735,228 | $ 8,782,741 | $ 9,695,395 |
| **Operating Efficiency Ratio[1] (non-GAAP)** | **55.7%** | **56.6%** | **53.4%** | **52.9%** | **54.6%** | **41.9%** | **40.9%** | **38.2%** | **39.0%** | **51.5%** |
| **Annualized Operating NIE / Average Assets** | **1.54%** | **1.50%** | **1.45%** | **1.46%** | **1.49%** | **1.36%** | **1.39%** | **1.38%** | **1.42%** | **1.45%** |

*Source: Company Filings*

1 *Operating noninterest expense divided by operating revenue.*

# Reconciliation of GAAP and Non-GAAP Measures, Continued

| ($'s in thousands, except per share data) | As of or For the Quarters Ended, | | | | As of or For the Years Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Jun. 30, 2024 | Mar. 31, 2024 | Dec. 31, 2023 | Sep. 30, 2023 | 2019 | 2020 | 2021 | 2022 | 2022 |
| **Book Value Per Share:** | | | | | | | | | |
| Stockholders equity | $ 1,224,227 | $ 1,216,609 | $ 1,216,620 | $ 1,188,154 | $ 731,190 | $ 915,310 | $ 1,124,212 | $ 1,178,751 | $ 1,216,620 |
| Less: Preferred Stock | (110,927) | (110,927) | (110,927) | (110,927) | - | - | (110,927) | (110,927) | (110,927) |
| Common Equity | $ 1,113,300 | $ 1,105,682 | $ 1,105,693 | $ 1,077,227 | $ 731,190 | $ 915,310 | $ 1,013,285 | $ 1,067,824 | $ 1,105,693 |
| *Less:* Intangible Assets | (213,604) | (213,925) | (214,246) | (214,594) | (168,034) | (219,349) | (217,369) | (215,684) | (214,246) |
| **Tangible Common Equity** | **$ 899,696** | **$ 891,757** | **$ 891,447** | **$ 862,633** | **$ 563,156** | **$ 695,961** | **$ 795,916** | **$ 852,140** | **$ 891,447** |
| Common Shares Outstanding | 38,365,069 | 38,333,053 | 38,519,770 | 38,621,970 | 35,072,066 | 39,785,398 | 39,568,090 | 39,243,123 | 38,519,770 |
| **Tangible Book Value Per Share[1] (non-GAAP)** | **$ 23.45** | **$ 23.26** | **$ 23.14** | **$ 22.34** | **$ 16.06** | **$ 17.49** | **$ 20.12** | **$ 21.71** | **$ 23.14** |
| Total Assets | $ 9,723,731 | $ 9,853,964 | $ 9,855,603 | $ 9,678,885 | $ 6,174,032 | $ 7,547,339 | $ 8,129,480 | $ 9,644,948 | $ 9,855,603 |
| *Less:* Intangible Assets | (213,604) | (213,925) | (214,246) | (214,594) | (168,034) | (219,349) | (217,369) | (215,684) | (214,246) |
| **Tangible Assets** | **$ 9,510,127** | **$ 9,640,039** | **$ 9,641,357** | **$ 9,464,291** | **$ 6,005,998** | **$ 7,327,990** | **$ 7,912,111** | **$ 9,429,264** | **$ 9,641,357** |
| **Common Equity Ratio** | **11.45%** | **11.22%** | **11.22%** | **11.13%** | **11.84%** | **12.13%** | **12.46%** | **11.07%** | **11.22%** |
| **Tangible Common Equity Ratio[2]** | **9.46%** | **9.25%** | **9.25%** | **9.11%** | **9.38%** | **9.50%** | **10.06%** | **9.04%** | **9.25%** |

*Source: Company Filings*

1 *Tangible common equity divided by common shares outstanding at period end.*

2 *Tangible common equity dividend by tangible assets.*

# Reconciliation of GAAP and Non-GAAP Measures, Continued

| ($'s in thousands) | As of or For the Quarters Ended, | | YTD | As of or For the Years Ended December 31, | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | Jun. 30, 2024 | Mar. 31, 2024 | 2024 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 |
| **Net Loan Charge-Off (Recoveries) Detail:** | | | | | | | | | |
| Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans) | $ 8,212,825.00 | $ 8,332,828.0 | $ 8,272,826 | $ 4,330,874 | $ 5,049,458 | $ 6,198,753 | $ 6,419,610 | $ 7,380,584 | $ 8,179,853 |
| Net Loan Charge-Offs (Recoveries): | | | | | | | | | |
| Charge-Offs | $ 3,595 | $ 3,185 | $ 6,780 | $ 18,011 | $ 5,076 | $ 900 | $ 2,397 | $ 5,443 | $ 17,049 |
| Recoveries | (324) | (23) | (347) | (117) | (315) | (833) | (405) | (117) | (85) |
| **Net Loan Charge-Offs (Recoveries)** | **$ 3,271** | **$ 3,162** | **$ 6,433** | **$ 17,894** | **$ 4,761** | **$ 67** | **$ 1,992** | **$ 5,326** | **$ 16,964** |
| Net Taxi Charge-Offs | $ - | $ - | $ - | $ 17,000 | $ 1,000 | $ - | $ - | $ 923 | $ 7,477 |
| **Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)** | **$ 3,271** | **$ 3,162** | **$ 6,433** | **$ 894** | **$ 3,761** | **$ 67** | **$ 1,992** | **$ 4,403** | **$ 9,487** |
| **Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)** | **0.16%** | **0.15%** | **0.16%** | **0.41%** | **0.09%** | **0.00%** | **0.03%** | **0.07%** | **0.21%** |
| **Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)** | **0.16%** | **0.15%** | **0.16%** | **0.02%** | **0.07%** | **0.00%** | **0.03%** | **0.06%** | **0.12%** |
| **Asset Quality** | | | | | | | | | |
| Nonaccrual Taxi Medallion Loans | $ 10,174 | $ 10,280 | | $ 28,043 | $ 23,431 | $ 23,024 | $ 23,018 | $ 22,517 | $ 10,387 |
| Nonaccrual Loans (Excluding Taxi Medallion Loans) | 35,852 | 37,158 | | 23,812 | 26,050 | 38,672 | 38,682 | 21,937 | 42,137 |
| Other Real Estate Owned | - | - | | - | - | - | - | 264 | - |
| **Total Nonperforming Assets** | **$ 46,026** | **$ 47,438** | | **$ 51,855** | **$ 49,481** | **$ 61,696** | **$ 61,700** | **$ 44,718** | **$ 52,524** |
| Total Assets | $ 9,723,731 | $ 9,853,564 | | $ 5,462,092 | $ 6,174,032 | $ 7,547,339 | $ 8,129,480 | $ 9,644,948 | $ 9,855,603 |
| **Nonperforming Assets as a % of Total Assets** | **0.47%** | **0.48%** | | **0.95%** | **0.80%** | **0.82%** | **0.76%** | **0.46%** | **0.53%** |
| **Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets** | **0.37%** | **0.38%** | | **0.44%** | **0.42%** | **0.51%** | **0.48%** | **0.23%** | **0.43%** |